                                               INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Acxiom Corporation:

         We consent to the  incorporation by reference of our report on the consolidated  statements of operations, stockholders' equity and cash flows of Acxiom  Corporation  and  subsidiaries  for the year ended March 31, 2000, which is incorporated by reference in the March 31, 2002 annual report on Form 10-K of Acxiom Corporation, and to the reference to our firm under the heading "Independent Auditors" in the reistration statement.

May 14, 2002

                                                                       /s/ KPMG LLP